UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 1999



                                  ENTRADE INC.
             (Exact name of registrant as specified in its charter)



          Pennsylvania              1-15303                 52-2153008
(State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)          File Number)          Identification No.)



             500 Central Avenue, Northfield, Illinois         60093
               (Address of principal executive offices)    (Zip Code)




       Registrant's telephone number, including area code: (847) 441-6650



                                 Not applicable
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

Between December 21, 1999 and January 6, 2000, Entrade Inc. (the "Company") completed the sale of an aggregate of 373,750 shares of its common stock, no par value (the "Shares"), for an aggregate consideration of $11,960,000 to unaffiliated institutional and individual accredited investors (each a "Purchaser"). Net proceeds were $11,412,000. The Shares were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act") pursuant to Regulation D promulgated thereunder. Entrade also issued warrants to purchase an aggregate of 20,500 shares of Entrade common stock at prices ranging from $32.00 per share to $55.65 per share as consideration to finders in connection with the sale of its common stock. The warrants expire January 5, 2003.

         On December 31, 1999, a wholly owned subsidiary of the Company agreed to merge into Positive Asset Remarketing, Inc., with the surviving corporation becoming a wholly-owned subsidiary of the Company. Upon consummation of the merger, the aggregate outstanding shares of common stock of Positive Asset
Remarketing, Inc. will be converted into 900,000 Shares, subject to increase pursuant to the terms of the merger, and the Company will acquire Positive Asset Remarketing, Inc.'s 17.47% interest in the Class A Common Stock of asseTrade.com. After the merger, and assuming the full dilution of Entrade's interest, Entrade will hold a 29.3% interest in the Class A Common Stock of asseTrade.com. The merger was approved by Entrade's Board of Directors on January 3, 2000 and is subject to various conditions, including Entrade shareholder approval.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         Exhibit No.                           Exhibit Description
         -----------                           -------------------
         10.1 Subscription and Investment Representation Agreement entered into by Flybridge & Company - Sun America Growth Opportunities Fund on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.2 Subscription and Investment Representation Agreement entered into by Parisa Company - Style Select Series Aggressive Growth Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.3 Subscription and Investment Representation Agreement entered into by Fleetfooted & Company - SunAmerica Small Company Growth Fund on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.4 Subscription and Investment Representation Agreement entered into by Flagline & Company
                                    - SunAmerica  Series Trust Aggressive Growth
                                    Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.5 Subscription and Investment Registration Agreement entered into by Sisyphus & Company
                                    -  Style  Select   Series   Mid-Cap   Growth
                                    Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.6 Subscription and Investment Registration Agreement entered into by Stewart Greenebaum on December 23, 1999 and accepted by the Company on December 23, 1999.

         10.7 Subscription and Investment Registration Agreement entered into by James Filler on December 30, 1999 and accepted by the Company on December 30, 1999.

         10.8 Subscription and Investment Registration Agreement entered into by Elliott Associates, L.P. and Westgate International, L.P. on December 30, 1999 and accepted by the Company on December 30, 1999.

         10.9 Subscription and Investment Registration Agreement entered into by Lunn Partners
                                    Multiple   Opportunities  Portfolio  L.P. on
                                    January  3,  2000  and   accepted  by    the
                                    Company on January 3, 2000.

         10.10                      Subscription  and  Investment   Registration
                                    Agreement  entered  into  by  Dr. Richard A.
                                    Chafetz on January 3, 2000 and accepted by the Company on January 5, 2000.

         10.11                      Form of Warrant to Purchase Common Stock.

         10.12 Agreement and Plan of Merger dated as of December 31, 1999 among Entrade, Inc., Positive Asset Remarketing, Inc., a Nevada corporation, Positive Asset Remarketing, Inc., a Massachusetts corporation, Robert D. Kohn, Benjamin Kafka, Mark Quinn, and Entrade Merger Subsidiary, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ENTRADE INC.



                                           By:/s/Mark F. Santacrose
                                              ---------------------------------
                                                 Mark F. Santacrose, President
                                                 and Chief Executive Officer



Date:  January 25, 2000

                                    EXHIBIT INDEX

         Exhibit No.                           Exhibit Description

         10.1 Subscription and Investment Representation Agreement entered into by Flybridge & Company - Sun America Growth Opportunities Fund on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.2 Subscription and Investment Representation Agreement entered into by Parisa Company - Style Select Series Aggressive Growth Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.3 Subscription and Investment Representation Agreement entered into by Fleetfooted & Company - SunAmerica Small Company Growth Fund on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.4 Subscription and Investment Representation Agreement entered into by Flagline & Company
                                    - SunAmerica  Series Trust Aggressive Growth
                                    Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.5 Subscription and Investment Registration Agreement entered into by Sisyphus & Company
                                    -  Style  Select   Series   Mid-Cap   Growth
                                    Portfolio on December 20, 1999 and accepted by the Company on December 21, 1999.

         10.6 Subscription and Investment Registration Agreement entered into by Stewart Greenebaum on December 23, 1999 and accepted by the Company on December 23, 1999.

         10.7 Subscription and Investment Registration Agreement entered into by James Filler on December 30, 1999 and accepted by the Company on December 30, 1999.

         10.8 Subscription and Investment Registration Agreement entered into by Elliott Associates, L.P. and Westgate International, L.P. on December 30, 1999 and accepted by the Company on December 30, 1999.

         10.9 Subscription and Investment Registration Agreement entered into by Lunn Partners
                                    Multiple   Opportunities  Portfolio  L.P. on
                                    January  3,  2000  and   accepted  by    the
                                    Company on January 3, 2000.

         10.10                      Subscription  and  Investment   Registration
                                    Agreement  entered  into  by  Dr. Richard A.
                                    Chafetz on January 3, 2000 and accepted by the Company on January 5, 2000.

         10.11                      Form of Warrant to Purchase Common Stock.

         10.12 Agreement and Plan of Merger dated as of December 31, 1999 among Entrade, Inc., Positive Asset Remarketing, Inc., a Nevada corporation, Positive Asset Remarketing, Inc., a Massachusetts corporation, Robert D. Kohn, Benjamin Kafka, Mark Quinn, and Entrade Merger Subsidiary, Inc.